Supplement, dated May 3, 2024

to Prospectuses, dated May 1, 2000

American Separate Account No. 3

Variable Universal Life Insurance Policies

The following supplemental information should be read in conjunction with the Prospectus dated May 1, 2000 (the “Prospectus”) for the Variable Universal Life Insurance Policies (the “Policies”) issued by Wilton Reassurance Life Company of New York, formerly known as The American Life Insurance Company of New York (the “Company”) through its Separate Account No. 3 (the “Separate Account”). Special terms not defined herein have the meanings ascribed to them in your Prospectus.

The following information replaces the last paragraph in the “Cost of Insurance Charges” subsection of the “Charges and Deductions You Will Pay” section of your Prospectus:

CHARGES AND DEDUCTIONS YOU WILL PAY

Cost of Insurance Charges

…We deduct cost of insurance charges from your Account Balance on a pro rata basis across all investments in the General Account and Separate Account Funds, as applicable.

This Supplement Should Be Retained With Your Prospectus For Future Reference.